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                                                                    EXHIBIT 23.3


                         CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm under the caption "Experts" and to the use of our report dated January 21, 2000, with respect to the financial statements of Agere, Inc. included in the Registration Statement (Form S-4) and related Prospectus of Lucent Technologies Inc., for the registration of shares of its common stock.


                                                 /s/ ERNST & YOUNG LLP




Austin, Texas
March 3, 2000